UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2010

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida		33602
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As contemplated in the Corporation’s 2010 proxy statement (the “Proxy Statement”), the 5% or 20% portion of each executive officer’s 2009 annual incentive award that is based on the Corporation’s annual earnings per share growth and return on equity relative to that of other companies in the industry was determined on May 5, 2010. As described on page 16 of the Proxy Statement, the achievement level of this portion of the annual incentive award is dependent on the Corporation’s ranking within the list of peer companies described in the Proxy Statement for these metrics, with earnings per share growth given twice the weight of return on equity. If the Corporation’s performance is below the median, there is no payout for that element of the goal. If the Corporation’s performance ranks in the top quarter of those companies for both elements, the goal is paid out at 150%, and if the Corporation is above the median but below the top quarter, pay out is prorated linearly between 0% and 150%, based on where the Corporation ranks on the list for each element. The Corporation was in the second quartile of the peer group companies for return on equity and in the top quartile of the peer group companies for earnings per share growth, which resulted in the approval pursuant to the terms of the Annual Incentive Plan of a payout of 119.2% for this goal.

Below is the Summary Compensation Table included in the Proxy Statement, which has been amended and restated to reflect the payment of the portion of the annual incentive described above, which changed the values shown under the “Non-Equity Incentive Plan Compensation” and “Total” columns for 2009. The former executive officers included in the Summary Compensation Table in the Proxy Statement are not included in this table as there were no changes to the information regarding those persons presented in the Summary Compensation Table in the Proxy Statement.

Name and Principal Position	Year	Salary ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation [2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [3] ($)	All Other Compensation [4]($)		Total ($)

Sherrill W. Hudson Chairman and Chief Executive Officer	2009 2008 2007	826,189 826,189 798,250	1,420,772 1,830,981 1,760,579	737,199 574,928 850,360	23,467 24,195 15,584	120,713 122,869 90,070	[5]	3,128,340 3,379,162 3,514,843

John B. Ramil President and Chief Operating Officer	2009 2008 2007	534,000 534,000 515,000	667,014 1,007,084 853,423	417,856 325,150 469,227	624,313 330,199 631,650	16,080 14,869 14,322		2,259,263 2,211,302 2,483,622

Gordon L. Gillette President, Tampa Electric Company [6]	2009 2008 2007	455,500 455,500 439,810	454,321 597,666 548,302	319,324 237,730 339,515	375,012 256,087 305,719	11,228 10,305 9,594		1,615,385 1,557,288 1,642,940

Clinton E. Childress Senior Vice President, Corporate Services and Chief Human Resources Officer	2009	313,000	305,113	152,873	361,594	10,059		1,142,639

Jim J. Shackleford President, TECO Coal Corporation	2009	327,500	253,492	123,805	330,524	7,662		1,042,983

Sandra W. Callahan Vice President – Finance and Accounting and Chief Financial Officer [7]	2009	262,633	103,774	159,706	271,143	10,230		807,486

(1)	The amounts reported for stock awards reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (formerly referred to as FAS 123R). See Note 9, Common Stock, to the TECO Energy Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made in valuations of stock awards.
(2)	The 2008 annual incentive awards were paid in the form of 50% cash and 50% restricted stock (based on the stock closing price on February 3, 2009 of $12.15).

(3)	This column shows the change in the actuarial present value of the benefits that would be provided under our tax-qualified defined benefit plan and our supplemental retirement plan. This value is calculated based on variables such as average earnings and years of service, and therefore a larger increase in value may be attributable, for example, to an increase in pay, year over year. Other factors affecting the present value include interest rates and the age of the officer. See pages 25-26 of the Proxy Statement for a description of our retirement plans. The change in value attributable to the tax-qualified plan in 2009, 2008 and 2007, respectively, was: $23,467, $24,195 and $15,584 for Mr. Hudson; $89,310, $43,280 and $11,102 for Mr. Ramil; $59,025, $29,201 and $4,349 for Mr. Gillette, with the balance in each case representing the change in value of the supplemental plan. The change in value attributable to the tax-qualified plan in 2009 for Mr. Childress was $138,935, for Mr. Shackleford was $149,489, and for Ms. Callahan was $111,555, with the balance in each case representing the change in value of the supplemental plan.
(4)	The amounts reported in this column for 2009 include $312 in premiums paid by us for supplemental life insurance and $7,350 of employer contributions under the TECO Energy Group Retirement Savings Plan.
(5)	Includes $60,000 for a housing and travel allowance of $5,000 per month, in recognition of Mr. Hudson’s retaining his residence in Miami; $47,610 for the incremental cost to the company for personal use of our corporate aircraft, which was determined by calculating the variable costs, such as jet fuel, variable employee costs and landing fees, on a per hour basis multiplied times the number of hours flown (which includes the return of the aircraft to Tampa); club membership dues; incremental cost to the company of providing on-site parking; and the items identified in footnote 4, above.
(6)	Mr. Gillette was appointed President of Tampa Electric Company to serve as President of both its Tampa Electric and Peoples Gas divisions, on July 28, 2009. Prior to that he served as TECO Energy, Inc.’s Executive Vice President – Finance and Chief Financial Officer.
(7)	Ms. Callahan was appointed Vice President – Finance and Accounting and Chief Financial Officer on July 28, 2009.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation’s annual meeting of shareholders was held on May 5, 2010, at which shareholders holding 190,220,511, or approximately 89%, of our outstanding shares were present in person or represented by proxy. At the meeting, the shareholders elected all three of the directors nominated by the Board of Directors. In addition, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for 2010, approved the 2010 Equity Incentive Plan, and did not approve the shareholder proposal presented at the meeting. The following tables detail the voting results:

Election of Directors

Director	For	Against	Abstentions	Broker Non-Votes
John B. Ramil	133,730,461	11,507,065	1,168,227	43,814,758
Tom L. Rankin	132,344,135	12,817,995	1,243,623	43,814,758
William D. Rockford	133,235,798	11,951,436	1,218,519	43,814,758

Proposal to Ratify the Appointment of PricewaterhouseCoopers LLP as Independent Auditors for 2010

For	Against	Abstentions	Broker Non-Votes
187,538,870	1,436,486	1,245,155	0

Proposal Regarding Approval of the Corporation’s 2010 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
116,720,282	27,610,779	2,074,692	43,814,758

Shareholder Proposal Regarding Amendment of the Corporation’s Equal Employment Opportunity Policy

For	Against	Abstentions	Broker Non-Votes
43,229,681	82,403,088	20,772,984	43,814,758

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010		TECO ENERGY, INC.
(Registrant)

	By:	/s/ Sandra W. Callahan
Sandra W. Callahan
Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer) (Principal Financial and Accounting Officer)